                                                                    EXHIBIT 99.2



                         REGISTRATION RIGHTS AGREEMENT


           This Registration Rights Agreement, dated as of March 24, 1999 (the "AGREEMENT"), is by and among MessageMedia, Inc., a Delaware corporation (the "COMPANY"), and each of the individuals or entities signatory hereto (each a "STOCKHOLDER" and together the "STOCKHOLDERS").

                              W I T N E S S E T H :

           WHEREAS, the Company is authorized to issue a total of 100,000,000 shares of Common Stock, $.001 par value, of which, on February 28, 1999, 40,549,968 shares are issued and outstanding, fully paid and nonassessable ("COMMON STOCK");

           WHEREAS, pursuant to that certain Purchase Agreement dated as of March 24, 1999, among the Company and the Stockholders (the "PURCHASE AGREEMENT"), the Company has agreed to sell and cause to be issued 2,352,942 shares of Common Stock (the "SHARES");

           WHEREAS, upon the consummation of the transactions contemplated by the Purchase Agreement, the Stockholders will own the number of shares of Common Stock as set forth opposite their respective names on SCHEDULE I hereto; and

           WHEREAS, it is a condition to the consummation of the transactions contemplated by the Purchase Agreement that the parties enter into this Agreement.

           NOW THEREFORE, in consideration of the mutual promises, agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

           1.1 DEFINED TERMS. The following terms when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings, such meanings to be equally applicable to the singular and plural forms thereof:

           "AFFILIATE" shall mean, with respect to any Person, any person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

           "CLOSING DATE" shall mean, the date of the consummation of the purchase of the Shares by the Stockholders from the Company.



                                       1.
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            "PERSON" shall mean and include an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a trust or estate, a government or any department or agency thereof, or any other entity or governmental body.

           "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's performance of or compliance with its obligations under Sections 2.2 and 2.3 hereof, including without limitation, all SEC, NASD and stock exchange or NASDAQ registration and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of securities registered in accordance with this Agreement), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of such securities to be registered on each securities exchange or national market system on which such securities are listed, fees and disbursements of counsel for the Company and all independent certified public accountants retained by the Company (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance), all reasonable fees and expenses of one counsel to the Stockholders in the case of a Piggyback Registration or in the case of the exercise of a Demand Registration Right, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, the reasonable fees and expenses of other Persons retained by the Company in connection with such registration, and all other expenses incurred by Stockholders customary for and incidental to the sale and delivery of the shares of Common Stock to be sold by such Stockholders (but not including any underwriting discounts or commission, if any, attributable to the sale of Common Stock by holders of such Common Stock other than the Company).

           "SEC" shall mean the Securities and Exchange Commission.

           "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                                    ARTICLE 2

                  RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS

           2.1 RESTRICTIONS ON TRANSFER.

                     (a) Each Stockholder agrees not to make any, direct or indirect, offer to sell, contract to sell, transfer, assignment or other sale or disposition of any of the Shares (each, a "DISPOSITION") of all or any portion of the Shares unless and until:

                               (i) The Disposition complies with the
restrictions set forth in Section 2.1(b) hereof; and

                               (ii) There is then in effect a registration
statement under the Securities Act covering such proposed Disposition and such Disposition is made in accordance with such registration statement; or



                                       2.
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                               (iii) (A) The  transferee  has agreed in writing
to be bound by the terms of this Agreement, (B) such Stockholder shall have notified the Company of the proposed Disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed Disposition, and (C) if reasonably requested by the Company, such Stockholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such Disposition will not require registration of such shares under the Securities Act.

                               (iv) Notwithstanding the provisions of paragraphs
(i), (ii) and (iii) above, no such compliance with restrictions on transfer pursuant to Section 2.1(b) hereof shall apply and no registration statement or opinion of counsel shall be necessary for a transfer by a Stockholder which is
(A) a partnership to its partners or former partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or
(C) to the Stockholder's family member or trust for the benefit of an individual Stockholder; provided, however, that in each case the transferee will be subject to the terms of this Agreement to the same extent as if such transferee were an original Stockholder hereunder; and provided further, that in each case the transfer is to persons acquiring at least 100,000 Shares (as adjusted for stock splits, stock dividends and similar events).

                     (b) Each Stockholder agrees and consents (i) not to make a Disposition of Shares and (ii) to the entry of stop-transfer instructions with the Company's transfer agent against the transfer of Shares, except in compliance with the following restrictions:

                                          (1) During the period  beginning on
the Closing Date and ending on the day that is the one year anniversary of the Closing Date, no Stockholder will make any Disposition of Shares; and

                                          (2) Beginning on the one year
anniversary of the Closing Date, each Stockholder may make a Disposition (or Dispositions) of the greater of either (i) the maximum number of shares permitted to be sold by such Stockholder under Rule 144 of the Securities Act or
(ii) during each of the first four calendar quarters (the "Second Year"), up to such Stockholder's pro rata portion of the number of Shares representing fifteen percent (15%) of the aggregate Shares issued to the Purchasers pursuant to the Purchase Agreement (as adjusted for stock splits, stock dividends and similar events) and in each of the two quarters following the Second Year, up to such Stockholder's pro rata portion of the number of Shares representing twenty percent (20%) of the aggregate Shares issued to the Purchasers pursuant to the Purchase Agreement (as adjusted for stock splits, stock dividends and similar events).

                     (c) Each certificate representing Shares shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR



                                       3.
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                               OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR
                               HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. SUCH TRANSFER RESTRICTIONS ARE BINDING ON THE TRANSFEREES OF THESE SHARES.

                    (d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                    (e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities laws shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

           2.2 PIGGYBACK REGISTRATION.

                     (a) Beginning on the one year anniversary of the Closing Date, if the Company proposes (including in connection with any demand registration by a Stockholder) to file any registration statement under the Securities Act with respect to any Shares (other than pursuant to a registration statement on Form S-4 or S-8 or any successor or similar forms in connection with an exchange offer, corporate reorganization or other transaction under Rule 145 of the Securities Act or any successor rule, or any offering of securities solely to the Company's then existing stockholders or employees of the Company and its subsidiaries), the Company shall give written notice of such proposed filing to each Stockholder at least thirty (30) days prior to such proposed filing. Such notice shall offer to each Stockholder the opportunity to include in such registration statement for resale by the Stockholders, such number of shares of Common Stock each may request in a written notice to the Company (which notice shall specify the number of shares to be disposed of by such holder and the intended method of disposition thereof) within fifteen (15) days after the receipt of such notice from the Company (a "PIGGYBACK REGISTRATION"). The Company shall permit, or shall cause the managing underwriter of any such proposed offering to permit, the Shares requested to be included in the registration to be included on the same terms and conditions as are applicable to the other shares included in such registration statement. The Company or such subsidiary, as applicable, shall not be required to maintain the effectiveness of the registration statement beyond the earlier to occur of (i) 180 days after the effective date of the registration statement; and (ii) consummation of the



                                       4.
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distribution by the Stockholders whose Shares are included in such registration statement. If a Stockholder includes Shares in a Piggyback Registration with respect to any registration of (i) shares by the Company or (ii) shares held by one or more of the Company's other stockholders, such Piggyback Registration shall not be deemed to be the exercise of a Demand Registration Right (as defined below) by such Stockholder.

                     (b) If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Stockholders. In such event, the right of any such Stockholder to be included in a registration pursuant to this Section 2.2 shall be conditioned on such Stockholder's participation in such underwriting and the inclusion of such Stockholder's Shares in the underwriting to the extent provided herein. All Stockholders proposing to distribute their Shares through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter with respect to a registration pursuant to this Section 2.2 determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Stockholders participating in such registration and the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Stockholders on a pro rata basis based on the total number of Shares held by the Stockholders; and third, to any shareholder of the Company (other than a Stockholder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting.

           2.3 DEMAND REGISTRATION RIGHTS. Beginning on the one year anniversary of the Closing Date, and subject to the conditions of this Section 2.3, if the Company shall receive a written request from the Stockholders holding a majority of the Shares then outstanding (the "INITIATING HOLDERS") that the Company file a registration statement under the Securities Act covering the registration of at least a majority of the Shares then held by the Stockholders (or a lesser percent if the anticipated aggregate offering price would exceed $5,000,000), the Company will include such shares in a registration statement on Form S-3 (or any equivalent form), and use its best efforts to register such shares, under the Securities Act (a "DEMAND REGISTRATION RIGHT"). The Stockholders shall have two Demand Registration Rights with respect to the registration of shares on Form S-3 at any time during which the Company is eligible to use Form S-3.

                     (a) The Company will promptly give written notice of such requested registration to all other Stockholders and thereupon will use its best efforts to effect the registration under the Securities Act of the Shares, which the Company has been so requested to register, for disposition to the extent required to permit the disposition by all such Stockholders of Shares to be registered; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3 at any time prior to the date six months following the consummation of any underwritten public offering by the Company, and, provided further, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company, and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of



                                       5.
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Directors of the Company, it would be seriously detrimental to the Company for such registration statement be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request of the Initiating Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period. If the managing underwriter or underwriters, if any, advise the Stockholders seeking to register shares of Common Stock, under this Section 2.3 in writing that in its or their opinion the number of securities proposed to be sold in such registration will materially adversely affect the success of such offering, the Company will include in such registration the number of securities, if any, which in the opinion of such underwriter or underwriters can be sold on a pro rata basis based on the number of shares that each Stockholder holds.

           2.4 HOLDBACK AGREEMENT. Notwithstanding any other provision in this
Article 2, each Stockholder whose shares of Common Stock are included in a registration statement agrees it will not, and the Company shall use its best efforts to not, permit any Affiliate to (and it shall be a condition to the rights of each Stockholder under this Article 2 that such Stockholder does not) offer for public sale any Shares, or effect any sale of Shares pursuant to Rule 144 of the Securities Act, for up to 180 days after the filing of the registration statement of the Company under the Securities Act with respect to any underwritten offering thereunder unless such shares are covered by such registration statement or such shorter period is agreed to by any managing underwriter or underwriters of such offering.

           2.5 EXPENSES. All Registration Expenses, disbursements and fees incurred by the Company and the Stockholders in connection with any registration under this Article 2 shall be borne by the Company.

           2.6 REGISTRATION PROCEDURES. In connection with the registration of Shares under the Securities Act pursuant to this Agreement, the Company, will furnish each Stockholder whose Shares are registered thereunder and each underwriter, if any, with a copy of the registration statement (including all exhibits thereto) and all amendments thereto and will supply each such Stockholder and each underwriter, if any, with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto) in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration.

           In connection with the Company's registration obligations pursuant to this Article 2, the Company will use its best efforts to effect such registration to permit the sale of such Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will:

                     (a) prepare and file with the SEC, as soon as reasonably practicable after receiving a written notice pursuant to Section 2.3, a registration statement on Form S-3 (or any equivalent form) and shall be available for the sale of the shares in accordance with the intended method or methods of distribution thereof, and use its reasonable efforts to cause such registration statement to become effective; provided that before filing a registration statement or any prospectus related thereto or any amendments or supplements thereto, including documents



                                       6.
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incorporated by reference after the initial filing of any registration statement, the Company will furnish copies of all such documents proposed to be filed to the holders of the shares covered by such registration statement and underwriters, if any, and make the Company's representatives available for discussion of such documents and other relevant matters and shall reasonably consider such changes in such documents prior to the filing thereof as such holders or underwriters may timely and reasonably request. If any Stockholder whose Shares are covered by such registration statement shall reasonably object to any disclosure in or omission from any registration statement or any amendment thereto or any prospectus or any supplement thereto (including documents incorporated by reference) which the Company in good faith on the advice of counsel believes is necessary or appropriate to be included therein or omitted therefrom, and prior to the effectiveness of such registration advises the Company that it chooses not to participate in such offering, such Stockholder may choose not to participate in such offering;

                     (b) prepare and file with the SEC such amendments and post-effective amendments to the registration statement as may be necessary to keep such registration statement effective until all of the Shares offered thereunder have been sold or the registration rights under this Article 2 have otherwise terminated, whichever shall occur first; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the relevant provisions of the Securities Act during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to such prospectus;

                     (c) notify the selling Stockholders and the managing underwriters if any, promptly and (if requested by any such holder) confirm such advice in writing, (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective,
(B) of any request by the SEC for amendments or supplements to a registration statement or related prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose,
(D) of the receipt by the Company of any written notification with respect to the suspension of the qualification of any of the shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) (i) the existence of a material development or potential material development with respect to or involving the Company which the Company would be obligated to disclose in the prospectus or the registration statement filed pursuant to Sections 2.2 or 2.3 hereof or any document incorporated or deemed to be incorporated therein by reference, which disclosure would in the good faith judgment of the Board of Directors of the Company be premature or inadvisable at such time, or (ii) the occurrence of any event that makes any statement made in the registration statement or prospectus included in the registration statement filed pursuant to Sections 2.2 or 2.3 hereof or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, or which requires the making of any changes in such registration statement or prospectus so that it will not contain an untrue statement of material fact required to be stated therein or necessary to make the statements therein not misleading or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;



                                       7.
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                     (d) use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest practicable moment;

                     (e) if reasonably requested by the managing underwriters or a selling Stockholder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters or a selling Stockholder agree should be included therein, subject to the last sentence of Section 2.6(a); and promptly make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                     (f) prior to any public offering of Shares, register or qualify or cooperate with the selling Stockholders, the managing underwriters, if any, and their respective counsel in connection with the registration or qualification of such shares for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the shares of Common Stock covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to be so qualified or to take any action which would subject itself to taxation (other than a nominal amount) in any such jurisdiction or to general service of process in any jurisdiction where it is not then so subject;

                     (g) cooperate with the selling Stockholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing shares of Common Stock to be sold and any applicable restrictive legends; and enable such shares to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of shares to the underwriters;

                     (h) use its best efforts to cause the shares covered by the applicable registration statement to be listed or registered with or approved by any stock exchange or quotation system on which the shares are then listed and by such governmental agencies or authorities within the United States as may be reasonably necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such shares;

                     (i) if any fact contemplated by Section 2.6(c)(E) shall exist, prepare a supplement or post-effective amendment to the applicable registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                     (j) in connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.3 hereof, MessageMedia will enter into an underwriting agreement in the form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions;



                                       8.

                     (k) make available for inspection during normal business hours by a representative of each Stockholder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney or accountants retained by such selling Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by such representative, underwriter, attorney or accountant in connection with such registration statement; provided, that such representative, underwriters, attorneys or accountants execute prior thereto an agreement with the Company that all such records, information or document shall be kept confidential by such persons unless (A) disclosure of such records, information or documents is required by law or by court or administrative order, or (B) such records, information or documents are or become (but only when they become) generally available to the public other than as a result of disclosure in violation of this paragraph.

           The Company may require each Stockholder who is a party hereto as to which any registration is being effected to furnish to the Company such information and undertakings as it may reasonably request regarding such Stockholder and the distribution of such securities as the Company may from time to time reasonably request in writing.

           Each Stockholder who is a party hereto agrees (i) that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.6(c)(E) such Stockholder will forthwith discontinue such Stockholder's disposition of Shares pursuant to the registration statement relating to such shares until such Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.6(i) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies then in such Stockholder's possession of the prospectus relating to such shares current at the time of receipt of such notice and (ii) that such Stockholder will immediately notify the Company, at any time when a prospectus relating to the registration of such shares is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           2.7 INDEMNIFICATION AND CONTRIBUTION.

                     (a) INDEMNIFICATION. (i) In the event of any registration under the Securities Act of any Shares pursuant to this Article 2, the Company hereby agrees to indemnify and hold harmless each Stockholder offering or selling such shares and any underwriter, and their respective officers, directors, stockholders, members, partners and affiliates, in connection with such offer or sale against such losses, claims, damages, liabilities, costs or expenses (including reimbursement for reasonable legal and other expenses) to which any such person may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any application or other filing under any "blue sky" or state securities law, or any omission or alleged omission to



                                       9.

state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), cost or expense arises out of or is based upon an untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or application or other filing, (x) in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such stockholder of the Company's securities or underwriter or (y) which is corrected by the Company in an amendment sufficient copies of which are provided to each Stockholder offering or selling such shares and any underwriter if such amendment shall not have been sent or given by or on behalf of such Stockholder or the underwriter to such person promptly after it is so provided by the Company.

           (ii) In the event of any registration under the Securities Act of any shares of Common Stock pursuant to this Article 2, each Stockholder whose Shares are included in such registration hereby agrees to indemnify and hold harmless, but only for an amount, with respect to such Stockholder, not in excess of the net proceeds realized by such Stockholder from the sale of its shares of Common Stock registered pursuant to such registration statement, both the Company and its officers, directors, stockholders and affiliates, and any underwriter, and their respective officers, directors, stockholders and affiliates, in connection with such offer or sale against such losses, claims, damages, liabilities, costs or expenses (including reimbursement for reasonable legal and other expenses) to which any such person may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities, costs or expenses arise out of or are based solely upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any application or other filing under any "blue sky" or state securities law, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent that such untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or application or other filing, is contained in any written information furnished to the Company through an instrument duly executed by such holder.

                     (b) CONTRIBUTION. (i) If the indemnification provided for in Section 2.7(a) is unavailable to persons to be indemnified pursuant thereto in respect of any losses, claims, damages, liabilities, costs or expenses referred to therein, then the Company, in lieu of indemnifying such person, shall contribute to the amount paid or payable by such person as a result of such losses, claims, damages, liabilities, costs or expenses, in such proportion as is appropriate to reflect the relative fault of the Company and such persons in connection with the actions which resulted in such losses, claims, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and such persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Company or such persons, and the parties' relative intent, knowledge, access to information and



                                      10.

opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, costs and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

           (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7(b) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.7(b), an indemnified person shall not be required to contribute any amounts in excess of the amount by which the total price at which the Shares were sold by such indemnified person and distributed to the public exceeds the amount of any damages which such indemnified person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and provided, however, that such Stockholder's aggregate liability shall be limited to the net proceeds realized by such Stockholder in such offering. Notwithstanding any provision at law to the contrary, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           (iii) If indemnification is available under this Article 2, the Company shall indemnify each indemnified party to the full extent provided herein without regard to the relative fault of the Company or the indemnified party or any other equitable consideration provided for in this Section 2.7(b).

           (iv) In the event that any provisions of an indemnification clause in an underwriting agreement executed by or on behalf of a Stockholder differs from a provision in this Article 2, such provision in the underwriting agreement shall determine such holder's rights in respect thereof.

           2.8 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register the Shares pursuant to this Article 2 may be assigned by a Stockholder to a transferee or assignee of Shares which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of the Stockholder, or (b) is the Stockholder's family member or trust for the benefit of such Stockholder; provided, however, that the rights set forth in Article 2 hereof shall be transferable only to persons acquiring at least 100,000 Shares (as adjusted for stock splits, stock dividends and similar events); and, provided further, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree in writing to be subject to all restrictions set forth in this Agreement.

           2.9 TERMINATION OF REGISTRATION RIGHTS. All registration rights under this Article 2 shall terminate and be of no further force and effect with respect to each Stockholder when the Shares held by such Stockholder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 of the Securities Act during any ninety (90) day period.



                                      11.

                                    ARTICLE 3

                      CERTAIN REPRESENTATIONS AND COVENANTS

           3.1 STOCKHOLDER REPRESENTATION. Each Stockholder represents and warrants as to itself that as of the Closing Date (after giving effect to all transactions occurring on or as of the Closing Date) such Stockholder is (i) authorized to enter into this Agreement, (ii) has duly executed and delivered this Agreement and (iii) is not a party with any other Person to any other agreement with respect to the holding, voting, acquisition or disposition of Shares.

                                    ARTICLE 4

                                  MISCELLANEOUS

           4.1 INJUNCTIVE RELIEF. It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with certain of the obligations imposed on them by this Agreement, including without limitation those obligations set forth in Article 2 and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief and/or specific performance to enforce such obligations, and if any action should be brought in equity to enforce any of such provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

           4.2 FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           4.3 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

           4.4 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (i) contains the entire agreement among the parties hereto with respect to the subject matter hereof, (ii) supersedes all prior written agreements and negotiations and oral understandings, if any, with respect thereto, (iii) may not be amended, supplemented or waived except by an instrument or counterparts thereof in writing signed by the Company and a majority in interest of the Stockholders then holding Shares.

           4.5 BINDING EFFECT. This Agreement shall be binding on and inure to the benefit of the parties hereto and, subject to the terms and provisions hereof, their respective legal representatives, successors and permitted assigns.

           4.6 INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.



                                      12.

           4.7 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall be deemed but one and the same instrument.

           4.8 NOTICES. All notices and communications provided for or given or made hereunder shall be in writing (including delivery by facsimile transmission) and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth in the Purchase Agreement, or such other address for the party as shall be specified by notice given pursuant hereto.

           4.9 HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute part of this Agreement.

           4.10 TERMINATION OF AGREEMENT. This Agreement shall terminate and be of no further force and effect upon the Stockholders holding less than ten percent (10%) of the total number of shares of Common Stock issued to the Stockholders pursuant to the Purchase Agreement (as adjusted for stock splits, stock dividends and similar events).



                      [THIS SPACE INTENTIONALLY LEFT BLANK]



                                      13.

           IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto as of the date first above written.



                                       MESSAGEMEDIA, INC.


                                       By: /s/ Bert C. Klein
                                           -------------------------------------
                                           Name:  Bert C. Klein
                                           Title: Vice President of Finance
                                                  and Administration
                                                  and Chief Financial Officer


STOCKHOLDERS:

PEQUOT PRIVATE EQUITY FUND, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.,
    its investment manager


By: /s/ Amiel Peretz
    --------------------------------
   Name:  Amiel Peretz
   Title:  C.O.O.


PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

BY:  PEQUOT CAPITAL MANAGEMENT, INC.,
     its investment manager

By:  /s/ Amiel Peretz
    ----------------------------------
    Name:  Amiel Peretz
    Title:  C.O.O.

                                   SCHEDULE I

              STOCKHOLDERS' OWNERSHIP OF SECURITIES OF THE COMPANY

COMMON STOCK



PEQUOT PRIVATE EQUITY FUND, L.P.                    2,088,513 shares

PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.           264,429 shares